SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                          FORM 8-K
                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 7,1996




              COLONIAL CREDIT CARD TRUST 1992-A
   (Exact name of Registrant as specified in its charter)




   New York          Reg. No. 33-45306  Not Required
   (State or other   (Commission File   (I.R.S. Employer
    jurisdiction of        Number)       Identification
     incorporation)                          Number)


                 Colonial National Bank USA
                Attention:  Gene S. Schneyer
                 Brandywine Corporate Center
                      650 Naamans Road
                  Claymont, Delaware 19703
                 (Address of Owner/Servicer)
              Address of principal executive offices)
     (302) 791-4400 (Telephone Number of Owner/Servicer)
               (Registrant's Telephone Number)








     Items 1-4.     Inapplicable.

     Item 5.        Other Events.


  Information   relating  to  the  distributions   to
  Certificateholders for the May 1996 Monthly  Period
  of  the  Trust  in respect of  the   Floating  Rate
  Asset  Backed  Certificates   (the  "Certificates")
  issued by the Registrant and to the performance  of
  the  Trust  (including  collections  of   Principal
  Receivables   and   Finance   Charge   Receivables,
  Principal  Receivables  in  the  Trust,  delinquent
  balances   in   Accounts,   the  Investor   Default
  Amounts,  the amount of Investor Charge Offs,   and
  the   Investor   Servicing  Fees),  together   with
  certain   other   information   relating   to   the
  Certificates, is contained  in  the Monthly  Report
  for     the    Monthly    Period    provided     to
  Certificateholders  pursuant  to  the  Pooling  and
  Servicing Agreement (the "Agreement") dated  as  of
  February  1, 1992  between Colonial National   Bank
  USA   and   Bankers  Trust  Company,  as   trustee.
  Capitalized  terms  not otherwise  defined   herein
  have the meanings assigned in the Agreement.



      Item 6.       Inapplicable.


      Item 7.       Financial Statements, Pro Forma
Financial Information and Exhibits.



       1. Monthly Reports for the May 1996 Monthly Period relating to the Floating Rate Asset Backed Certificates issued by the Colonial Credit Card Trust 1992-A.








                          SIGNATURE


  Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           COLONIAL CREDIT CARD TRUST 1992-A
                                             (Registrant)By:
                                  COLONIAL NATIONAL BANK USA
                                            (Owner/Servicer)






        Date:  June 17, 1996    By:/s/   Michael Coco

                              Name:Michael Coco
                                Title:Vice President








                          SIGNATURE


  Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                           COLONIAL CREDIT CARD TRUST 1992-A
                                                (Registrant)
                             By:  COLONIAL NATIONAL BANK USA

                                            (Owner/Servicer)





      Date:   June 17, 1996
                         By:____________________________
                              Name:Michael Coco
                               Title:Vice President








                        EXHIBIT INDEX



          Exhibit                  Sequential  Page Number

                                            5

       1. Monthly Reports for the Monthly May 1996
          Period relating to the Floating Rate Asset Backed
          Certificates issued by the Colonial Credit Card
          Trust 1992-A.

















                                                   May  1996


               MONTHLY OWNER/SERVICER CERTIFICATE
                     ADVANTA NATIONAL BANK USA

      _______________________________________________

                ADVANTA CREDIT CARD TRUST 1992-A
      ______________________________________________

    The undersigned, a duly authorized representative of Advanta National Bank USA (the "Bank"), as Owner/Servicer pursuant to the Pooling and Servicing Agreement dated as of February 1, 1992 (as amended, modified or supplemented the "Pooling and Servicing Agreement") by and between the Bank and Bankers Trust Company, as trustee (the "Trustee"), does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and servicing Agreement; provided that (i) the "Related Monthly Period" shall mean the Monthly Period immediately preceding the Monthly Period in which this Certificate is given and
(ii) the "current Monthly Period" shall mean the Monthly Period in which this Certificate is given.

         2.  The Bank is Owner/Servicer under the Pooling and Servicing
             Agreement.

         3.  The undersigned is a Servicing Officer.

         4.  The date of this Certificate is a Determination
             Date under the Pooling and Servicing Agreement.

     5.  The aggregate amount of Collections processed
         during the Related Monthly Period was equal
         to               $    30,434,258.47

     6.  The aggregate amount of
         the Investor Percentage of Collections of
         Principal Receivables processed by the
         Owner/Servicer pursuant to Section 4.03
         during the Related Monthly Period was
         equal to .                   $  22,818,214.00


     7.  The aggregate amount of the Investor Percentage of
         Collections of Finance Charge Receivables (other than
         Recoveries) processed by the Owner/Servicer
         pursuant to Section 4.03 during the
         Related Monthly Period was equal to . . $    634,195.00

    8. The aggregate amount of the Investor Percentage of Collections of Finance Charge Receivables that constitute Recoveries on Receivables in Defaulted Accounts processed by the Owner/Servicer pursuant to Section 4.03 during the Related Monthly Period was equal
        to . . . . . . . .                        $  12,659.00

     9.  The aggregate amount of
        Receivables (net of Receivables in
        Defaulted Accounts) as of the end of the
        last day of the Related Monthly Period was
        equal to . . . . . . . . .            $  245,380,707.23

     10. The aggregate amount of funds on
        deposit in the Finance Charge Account with
        respect to Collections processed as of the
        end of the last day of the Related
        Monthly Period was equal to . . . . . . $    709,354.00

     11. The aggregate amount of
        funds on deposit in the Principal
        Account with respect to Collections
        processed as of the end of the last
        day of the Related Monthly Period was
        equal to . . . . .                    $ 16,666,666.67

     12. The Carryover Controller Amor-
        itization Amount as of the end of the last
        day of the Related Monthly Period was equal
        to. . . . . . . . . . . . . . . . . .      $ 0.00

     13. The Controlled Distribution Amount
        as of the end of the last day of the
        Related Monthly Period was equal
        to. . . . .$   16,666,666.67

     14. Aggregate amount of funds on
        deposit in Principal Account to be paid to
        the holder of the Seller Certificate
        pursuant to Section 4.03(C)(iii) was equal
        to. . . . . . . . . . . . . . .            $ 0.00

     15. The Carryover Controlled Amor-
        tization Amount for the next succeeding
        Monthly Period is equal to. . . .          $ 0.00

     16. The aggregate amount of
        drawings to be made under the Cash
        Collateral Guaranty required to be made
        pursuant to Sections 4.05(a), 4.05(b),
        4.05(c) and 4.05(d) on the Drawing
        Date of the current Monthly Period is
        equal to . . . . . . .                     $ 0.00

     17. (a) The aggregate amount
        to be paid to the Cash Collateral Trustee
        pursuant to subsection 4.05(f)
        from the Finance Charge Account on
        the Transfer Date of the current
        Monthly Period is equal to . . . .   $  123,066.00

         (b) The amount in 17(a) above
        includes an amount in respect of
        interest on drawings equal to . .         $  0.00

    18. The sum of all amounts
        payable to the Investor
        Certificateholders on the
        Distribution Date of the current
        Monthly Period is equal to . . . $ 16,949,999.67

    19.  Attached hereto is a true
        and correct copy of the statement
        required to be delivered by the
        Owner/Servicer on the date of this
        Certificate to the Paying Agent
        pursuant to Section 5.02.


    20.  To the best knowledge of
        the undersigned, there are no liens
        on any Receivables in the Trust
        except as described below [if ap-
        applicable, insert "None"].


          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 7th day of June ,1996


                          ADVANTA NATIONAL BANK USA
                              as Owner/Servicer


                         By:______________________
                          Title:  Vice President







                                                   May  1996


             MONTHLY CERTIFICATEHOLDERS' STATEMENT
                   ADVANTA NATIONAL BANK USA

        _________________________________________________

                ADVANTA CREDIT CARD TRUST 1992-A

        __________________________________________________

    Under the Pooling and Servicing Agreement dated as of February 1, 1992 by and between Advanta National Bank USA
(the "Bank") and Bankers Trust Company, as trustee (the
"Trustee"), the Bank, as Owner/Servicer, is required to prepare certain information each month regarding current distributions to the holders of the Certificates (the
"Certificateholders") and the performance of the Advanta
Credit Card Trust 1992-A (the "Trust") during the previous
Monthly Period. The information which is required to be prepared with respect to the distribution of June 17,1996, (the 'Distribution Date') and with respect to the performance of the Trust during the monthly period of May ending May 31, 1996, is set forth below.
Certain of the information is presented on the basis of and original principal amount of $1,000 per Certificate.
Certain other information is presented based on the aggregate amounts for the Trust as a whole.

A.     Information Regarding the Current Monthly
       Distribution (Stated on the Basis of $1,000
       Original Principal Amount).________________

  1.  The total amount of the distribution on
        the Distribution Date toCertificateholders
        per $1,000 original
        principal amount . . . . . . . . .  $84.7500


  2.  The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal of Certificates, per $1,000
      original principal amount . . . .      $83.3333

  3.   The amount of distribution set forth in
       paragraph 1 above in respect of interest
       in Certificates, per $1,000 original
       principal amount reflecting an effective
       interest rate of 6.80% per annum for the
       applicable Interest Period . .         $1.4167

B.     Information Regarding the Performance of the
        Trust


1.  Collection of Principal Receivables

       The aggregate amount of cardholder
       payments on Principal Receivables
       processed during the Monthly Period
       which were allocated in respect of
       the Certificates. . . . . . . .  $22,818,214.00

  2.  Collections of Finance Charge Receivables

       The aggregate amount of cardholder pay-
       ments of Finance Charge Receivables
       processed during the Monthly Period
       which were allocated in respect of the
       Certificates . . . . . . . . .      $634,195.00

       The aggregate amount of Finance Charge
       Receivables processed during the Monthly
       Period that constitute Recoveries on
       Receivables in Defaulted Accounts which
       were allocated in respect of the
       Certificates . . . . . . . . .        $12,659.00

       The aggregate amount of Finance Charge
       Receivables processed during the Monthly
       Period that constitutes Interchange Fees
       which were allocated in respect to the
       Certificates . . . . . . . . .         $62,500.00


  3.  Principal Receivables in the Trust

       The aggregate amount of Principal Re-
       ceivables in the Trust as of the end of
       the day on the Record Date (which re-
       flects the Principal Receivables repre-
       sented by the Seller Interest in the
       Trust and by the Certificates) $242,486,207.51

       The amount of the Principal Receivables
       in the Trust represented by the
       Certificates (the "Investor Interest")
       as of the Record Date . . . . . $33,333,333.30

       The percentage of aggregate Principal
       Receivables in the Trust represented by
       the Investor Interest . . . . .         13.75%

  4.   Delinquent Balances.

        The aggregate amount of outstanding prin-cipal balances in the Accounts which were 30 or more days contractually delinquent as of the end of the day on the Record Aggregate

         Account                      Date:         Balance

        30-59 days:  . . . . . . . . . . .        $2,961,657.36
        60-89 days:  . . . . . . . . . . .        $1,736,475.94
        90-119 days: . . . . . . . . . . .        $1,195,656.81
        120-149 days:  . . . . . . . . . .          $883,401.13
        150-179 days:  . . . . . . . . . .          $855,081.48
        180 or more days:  . . . . . . . .          $179,451.97

5.  Investor Default Amount

        The aggregate amount of all defaulted
        Principal Receivables written off as un-
        collectible during the Monthly Period
        allocable to the Certificates (the
        "Investor Default Amount"). . . . . . .      $219,622.00


6.  Investor Charge Offs; Reimbursement
of Charge-Offs

(a) The excess of the Investor Default
    Amount set forth in paragraph 5
    above, over the amount of the
    drawing under the Cash Collateral
    Guaranty made to reimburse the
    Trust for such amount written off
    (an "Investor Charge Off") . . . . .        $0.00

(b) The amount of the Investor Charge
    off set forth in paragraph 6(a)
    above, per $1,000 original principal
    amount (which will have the effect
    of reducing, pro rata, the amount
    of each Certificateholder's
    investment) . . . . . ..                     $0.00

(c) The total amount reimbursed to the
    trust in the current Monthly Period
    from a drawing under the Cash Col-
    lateral Guaranty in respect of In-
    vestor Charge Offs in prior
    months . .                                   $0.00

(d) The amount set forth in paragraph
    6(c) above, per $1,000 original
    principal amount (which will have
    the effect of increasing, pro rata,
    the amount of each Certificate-
    holder's investment) . . . . . . . .          $0.00


7.  Investor Servicing Fee

        The amount of the Investor Monthly Ser-
        vicing Fee payable by the Trust to the
        Owner/Servicer for the Monthly Period
        is equal to . . . . . . . . . . . . . .     $83,333.00


8. Cash Collateral Fee Guaranty Amount
        The amount available to be drawn under
        the Cash Collateral Guaranty as of the
        end of the day on the "Distribution
        Date", after giving effect to all draw-
        ings, deposits and payments to be made
        in respect of the preceding Monthly
        Period . . . . . . . . . . . . . .    $6,000,000.00


9.  The Pool Factor

        The Pool Factor (which represents the
        ratio of the Investor Interest on the
        last day of the Monthly Period to the
        Investor Interest as of the Closing
        Date).  The amount of Certificatehol-
        der's pro rata share of the Investor
        Interest can be determined by multiply-
        ing the original denomination of the
        holder's Certificate by the Pool Factor.          0.17

10.     The Portfolio Yield for the Monthly
        Period was equal to. . . . .                     11.75%

11.     The Carryover Control Amortization
        Amount, which represents the amount by
        which distribution of principal on the
        current Distribution Date is exceeded
        by the Controlled Distribution Amount . .         0.00

12.     The Base Rate of the Monthly Period was
        equal to. . . . . . . . . .                       8.80%


          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 7th day of June ,1996


                            ADVANTA NATIONAL BANK USA
                               as Owner/Servicer



                       By:___________________________
                           Title:  Vice President